LETTER TO THE SHAREHOLDERS OF THE J.P. MORGAN EMERGING MARKETS EQUITY FUND

June 1, 1999

Dear Shareholder:

We are pleased to report that the J.P. Morgan Emerging Markets Equity Fund delivered an exceptional return of 27.50% for the six months ended April 30, 1999. The fund delivered a strong absolute return, but underperformed the Lipper Emerging Markets Equity Fund Average and the MSCI Emerging Markets Free Index. Of course, the index return is exclusive of fees and expenses.

The fund's net asset value on April 30 was $7.42 per share, increasing from $6.25 per share on October 31, 1998, after paying an income dividend of approximately $0.43 per share over the six-month period. The fund's net assets were nearly $35 million on April 30 while the total net assets of The Emerging Markets Equity Portfolio, in which the fund invests, totaled $188 million.

Included in this report is an interview with Satyen Mehta, managing director, who is a member of the portfolio management team. This interview is designed to reflect what happened during the reporting period, as well as provide an outlook for the months ahead.

As chairman and president of Asset Management Services, we thank you for investing with J.P. Morgan. Should you have any comments or questions, please telephone your Morgan representative or J.P. Morgan Funds Services at 800-521-5411.


Sincerely yours,

/s/ Ramon de Oliveira                     /s/ Keith M. Schappert

Ramon de Oliveira                         Keith M. Schappert
Chairman of Asset Management Services     President of Asset Management Services
J.P. Morgan & Co. Incorporated            J.P. Morgan & Co. Incorporated

--------------------------------------------------------------------------------
TABLE OF CONTENTS


Letter to the shareholders..........1   Fund facts and highlights...........5
Fund performance ...................2   Financial statements................8
Portfolio manager Q&A...............3

--------------------------------------------------------------------------------

                                                                               1

FUND PERFORMANCE

EXAMINING PERFORMANCE

One way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.


PERFORMANCE                                          TOTAL RETURNS              AVERAGE ANNUAL TOTAL RETURNS
                                                    ---------------------      --------------------------------------------
                                                     THREE         SIX          ONE          THREE        SINCE

AS OF APRIL 30, 1999                                 MONTHS        MONTHS       YEAR         YEARS        INCEPTION*
---------------------------------------------------------------------------------------------------------------------------
J.P. Morgan Emerging Markets Equity Fund             25.13%        27.50%       -18.94%      -8.97%         -3.87%
Emerging Markets Benchmark**                         28.42%        34.87%       -10.19%      -7.15%         -1.82%
Lipper Emerging Markets Equity Fund Index            25.50%        29.57%       -14.87%      -6.99%           N/A

AS OF MARCH 31, 1999
---------------------------------------------------------------------------------------------------------------------------
J.P. Morgan Emerging Markets Equity Fund              6.57%        22.06%       -28.51%     -12.00%         -6.31%
Emerging Markets Benchmark**                         12.44%        32.66%       -20.95%      -9.52%         -3.97%
Lipper Emerging Markets Equity Fund Index             7.95%        24.69%       -24.90%      -9.90%           N/A

*THE FUND COMMENCED OPERATIONS ON NOVEMBER 15, 1993 AND PROVIDED A TOTAL RETURN OF (3.41%) FROM THAT DATE THROUGH APRIL 30, 1999. FOR THE PURPOSE OF COMPARISON, THE "SINCE INCEPTION" RETURNS IN THE TABLE ABOVE ARE CALCULATED FROM NOVEMBER 30, 1993, THE FIRST DATE WHEN DATA FOR THE FUND, ITS BENCHMARK, AND ITS LIPPER CATEGORY AVERAGE WERE AVAILABLE.

**INTERNATIONAL FINANCE CORPORATION (IFC) GLOBAL INDEX ADJUSTED FOR LIMITED-ACCESS COUNTRIES (CAPPED WEIGHTS OF 5% IN CHILE, INDIA, KOREA AND TAIWAN, AND 15% IN MALAYSIA THROUGH AUGUST 31, 1993, FROM SEPTEMBER 1, 1993, FORWARD MALAYSIA NOT CAPPED) THROUGH DECEMBER 31, 1994. FROM JANUARY 1, 1995, THROUGH DECEMBER 31, 1995, IFC INVESTABLE INDEX (EXCLUDING SOUTH AFRICA AFTER APRIL 1, 1995) AND THE MSCI EMERGING MARKETS FREE INDEX THEREAFTER. THE INDICES ARE UNMANAGED PORTFOLIOS WHICH MEASURE EMERGING MARKET EQUITY PERFORMANCE. THEY DO NOT INCLUDE FEES OR EXPENSES AND ARE NOT AVAILABLE FOR ACTUAL INVESTMENT.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE NET OF FEES AND ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND REFLECT THE REIMBURSEMENT OF CERTAIN FUND EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED RETURNS WOULD HAVE BEEN LOWER. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PORTFOLIO MANAGER Q&A

[PHOTO]

Following is an interview with SATYEN MEHTA, managing director, who is a member of the portfolio management team of the J.P. Morgan Emerging Market Equity Fund. Satyen manages emerging markets equity portfolios and is responsible for emerging markets macro strategy. He joined the International Investment Group in London in 1984 as a European Equity analyst. He received his M.B.A. at the London Business School and holds a B.A. in history and economics from Oxford University. He helped launch the firm's emerging markets strategy in 1990.

EMERGING MARKETS EQUITIES OUTPERFORMED ALL OTHER ASSET CLASSES IN THE WORLD IN THE SIX MONTHS ENDED APRIL 30. WHAT HAPPENED?

SM: Two things: First, the world economy last year grew at its slowest rate since 1974. Somewhere in the early part of this year, the rate of economic decline bottomed and the most economically sensitive assets, such as cyclical companies in developed markets and virtually all companies in the emerging markets, rallied as investors focused on the resumption of economic growth. Secondly, since late last year, markets have retreated from the brink of what appeared to be a global financial meltdown. With the resumption of more normal market conditions, investors have been willing to invest in more risky assets. There will surely be bumps in the road, but if this trend continues, as we believe it will, we may well have reached the end of a five-year bear market in the emerging markets.

HOW CAN WE BE SURE?

SM: We need further evidence to support our belief that global economic growth - the key to a sustained recovery in our markets - has resumed or at least bottomed, particularly in Japan. Stock markets tend to anticipate economic conditions about a year ahead of time. For example, the Korean market actually bottomed in December 1997 in U.S. dollar terms while a recovery in the economy only started to be visible late last year. What's important is the rate of change - absolute levels of growth may remain negative in several emerging markets this year.

THE MARKETS SEEMED TO HAVE TURNED VERY ABRUPTLY. IT WAS ONLY IN JANUARY THAT BRAZIL DEVALUED.

SM: Emerging markets by nature are volatile. They are after all small markets, often in fragile economies. Also, capital flows move more quickly these days. Not so long ago, most foreign flows to the emerging markets were dominated by bank lending and direct foreign investment (such as construction of a new factory). Today, portfolio money is a much larger part of flows into the emerging markets, so when opinions change, money can move much more quickly. This potentially leads to overreactions in stock market pricing, both positive and negative.

HOW DO YOU ADJUST YOUR PORTFOLIO GIVEN SUCH CHANGEABLE CONDITIONS?

SM: Six months ago, we increased exposure where we could in what might be called the crisis countries - those where economic deterioration had been the most severe, but the worst seemed to be over: Korea, Thailand, Venezuela, Russia and Indonesia. Another theme in the portfolio is an overweight in Central Europe where we expect a benefit from economic convergence brought about by the EMU, and the economic recovery we anticipate next year.

A more technical issue we faced was illiquidity. In a bear market it is particularly difficult to buy stock at good prices. It was tough to buy at the bottom, especially in some of the midcap stocks. These are smaller than the largest companies, but last year we believed they offered the best values. These companies tend to offer more or less the same profitability as the large company stocks, but at perhaps a 20% to 25% advantage in value.

IS ANYTHING ELSE EXPENSIVE?

SM: Despite the continuing economic recovery in their economies, we now feel that investors are becoming too optimistic in the short term about Korea, Taiwan, and Thailand. Similarly, euro convergence is more than fully discounted in Greece.

WHAT DOES THIS RALLY NEED TO SUSTAIN ITSELF?

SM: We are unusually dependent on the economic cycle in the major economies, in particular a Japanese recovery and the commodity price strength it drives. Valuation relative to history will not be as compelling a factor as it has been in the last six months - emerging markets stocks are now trading generally at
1.8 times book value, in line with the market's five year historical average. We are therefore modestly priced, rather than historically cheap, which we were six months ago when the market bottomed at book value. Investors will continue to drive the rally if they choose to focus on how emerging market stocks are valued versus those in the developed markets - which are still close to ten-year lows. Similarly, if investor confidence continues to strengthen, we will see even lower discount rates applied to emerging markets stocks. But this process has already pushed risk premiums to pre-crisis levels as measured in sovereign bond spreads.

WHAT ROLE DOES CHINA PLAY IN THIS SCENARIO?

SM: China has the problems of economic success - money-losing, state-owned enterprises and a troubled banking sector are much smaller parts of the economy than they were a decade ago. We think it increasingly probable that these remain severe problems for the Chinese economy without unraveling in a way that would threaten the composure of the global financial markets. That's what happened in Brazil early this year, and as composure returns to the markets it seems increasingly likely for other emerging markets. The authorities in China are very well aware of their problems and I think their objective is to diffuse the situation slowly, without threatening their people or their extraordinary record of economic success.

FUND FACTS

INVESTMENT OBJECTIVE

J.P. Morgan Emerging Markets Equity Fund seeks to provide a high total return from a portfolio of equity securities of companies in emerging markets. It is designed for long-term investors who want to diversify their investments by adding exposure to the rapidly growing emerging markets. As an international investment, the fund is subject to foreign market, political, and currency risk.

--------------------------------------------------------------------------------
COMMENCEMENT OF INVESTMENT OPERATIONS
11/15/93

--------------------------------------------------------------------------------
FUND NET ASSETS AS OF 4/30/99
$34,519,086

--------------------------------------------------------------------------------
PORTFOLIO NET ASSETS AS OF 4/30/99
$188,491,302

--------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/20/99

--------------------------------------------------------------------------------
EXPENSE RATIO
The fund's current expense ratio of 1.75% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services after reimbursement. The fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping fund shares, or for wiring redemption proceeds from the fund.

FUND HIGHLIGHTS
ALL DATA AS OF APRIL 30, 1999

COUNTRY ALLOCATION
(PERCENTAGE OF TOTAL INVESTMENTS)

[GRAPH]

LATIN AMERICA                     34.1%
ASIA                              28.8%
AFRICA MIDDLE EAST                15.5%
EUROPE                            13.6%
OTHER                              8.0%


LARGEST EQUITY HOLDINGS                                   % OF TOTAL INVESTMENTS
--------------------------------------------------------------------------------
TELEFONOS DE MEXICO SA DE CV, CLASS L
   (SPON. ADR) (MEXICO)                                                     3.4%

SAMSUNG ELECTRONICS CO. LTD. (GDR) (144A)
   (PREFERRED) (SOUTH KOREA)                                                2.1%

KOREA ELECTRIC POWER CORP. (SOUTH KOREA)                                    1.7%

YPFSOCIEDAD ANONIMA (SPON. ADR)
   (ARGENTINA)                                                              1.5%

COMPANIA ANONIMA NACIONAL TELEFONOS DE VENEZUELA
   (ADR) (VENEZUELA)                                                        1.4%

COMPANIA DE TELECOMUNICACIONES DE CHILE SA
   (SPON. ADR) (CHILE)                                                      1.4%

SIAM CEMENT PUBLIC CO. LTD. (THAILAND)                                      1.4%

VOTORANTIM CELULOSE E PAPEL SA (ADR) (BRAZIL)                               1.2%

GRUPO TELEVISA SA (SPON. GDR) (MEXICO)                                      1.2%

TELEKOMUNIKACJA POLSKA SA (GDR) (144A) (POLAND)                             1.2%

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. J.P. MORGAN INVESTMENT MANAGEMENT INC. SERVES AS INVESTMENT ADVISOR. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. RETURN AND SHARE PRICE WILL FLUCTUATE AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

Opinions expressed herein are based on current market conditions and are subject to change without notice. The fund invests through a master portfolio (another fund with the same objective). The fund invests in foreign securities which are subject to special risks; prospective investors should refer to the fund's prospectus for a discussion of these risks.

CALL J.P. MORGAN FUNDS SERVICES AT (800) 521-5411 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

                   THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY

J.P. MORGAN EMERGING MARKETS EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
APRIL 30, 1999
--------------------------------------------------------------------------------

ASSETS
Investment in The Emerging Markets Equity
  Portfolio ("Portfolio"), at value                $ 34,463,795
Receivable for Shares of Beneficial Interest Sold       123,954
Receivable for Expense Reimbursements                     1,729
Prepaid Administration Fees                                 164
Prepaid Expenses and Other Assets                           996
                                                   ------------
    Total Assets                                     34,590,638
                                                   ------------
LIABILITIES
Payable for Shares of Beneficial Interest
  Redeemed                                               49,287
Shareholder Servicing Fee Payable                         6,419
Administrative Services Fee Payable                         661
Accrued Trustees' Fees and Expenses                          84
Fund Services Fee Payable                                    12
Accrued Expenses                                         15,089
                                                   ------------
    Total Liabilities                                    71,552
                                                   ------------
NET ASSETS
Applicable to 4,651,455 Shares of Beneficial
  Interest Outstanding
  (par value $0.001, unlimited shares authorized)  $ 34,519,086
                                                   ------------
                                                   ------------
Net Asset Value, Offering and Redemption Price
  Per Share                                               $7.42
                                                           ----
                                                           ----
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $ 48,817,447
Distributions in Excess of Net Investment Income       (625,912)
Accumulated Net Realized Loss on Investment         (24,246,595)
Net Unrealized Appreciation of Investment            10,574,146
                                                   ------------
    Net Assets                                     $ 34,519,086
                                                   ------------
                                                   ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN EMERGING MARKETS EQUITY FUND
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED APRIL 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
Allocated Dividend Income (Net of Foreign
  Withholding Tax of $36,663)                                $   275,891
Allocated Interest Income                                         10,577
Allocated Portfolio Expenses                                    (170,701)
                                                             -----------
    Net Investment Income Allocated from
      Portfolio                                                  115,767
FUND EXPENSES
Shareholder Servicing Fee                          $32,403
Transfer Agent Fees                                 17,763
Registration Fees                                    7,732
Professional Fees                                    6,509
Printing Expenses                                    6,315
Administrative Services Fee                          3,425
Amortization of Organization Expenses                  340
Fund Services Fee                                      271
Administration Fee                                     203
Trustees' Fees and Expenses                            105
Miscellaneous                                        1,787
                                                   -------
    Total Fund Expenses                             76,853
Less: Reimbursement of Expenses                    (20,758)
                                                   -------
NET FUND EXPENSES                                                 56,095
                                                             -----------
NET INVESTMENT INCOME                                             59,672
NET REALIZED LOSS ON INVESTMENT                               (5,053,828)
NET CHANGE IN UNREALIZED APPRECIATION OF
  INVESTMENT                                                  12,035,158
                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                 $ 7,041,002
                                                             -----------
                                                             -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN EMERGING MARKETS EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                   FOR THE SIX
                                                   MONTHS ENDED
                                                    APRIL 30,      FOR THE FISCAL
                                                       1999          YEAR ENDED
                                                   (UNAUDITED)    OCTOBER 31, 1998
                                                   ------------   ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $     59,672   $       540,552
Net Realized Loss on Investment                      (5,053,828)      (21,321,466)
Net Change in Unrealized Appreciation of
  Investment                                         12,035,158         4,221,119
                                                   ------------   ----------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                       7,041,002       (16,559,795)
                                                   ------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                (1,599,572)         (314,588)
                                                   ------------   ----------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold     24,682,909        50,161,046
Reinvestment of Dividends and Distributions           1,347,553           270,492
Cost of Shares of Beneficial Interest Redeemed      (20,339,680)      (55,614,003)
                                                   ------------   ----------------
    Net Increase (Decrease) from Transactions in
      Shares of Beneficial
      Interest                                        5,690,782        (5,182,465)
                                                   ------------   ----------------
    Total Increase (Decrease) in Net Assets          11,132,212       (22,056,848)
NET ASSETS
Beginning of Period                                  23,386,874        45,443,722
                                                   ------------   ----------------
End of Period (including undistributed net
  investment income of $0 and $913,988,
  respectively)                                    $ 34,519,086   $    23,386,874
                                                   ------------   ----------------
                                                   ------------   ----------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN EMERGING MARKETS EQUITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                                                                                FOR THE PERIOD
                                                       FOR THE                                                 NOVEMBER 15, 1993
                                                   SIX MONTHS ENDED   FOR THE FISCAL YEAR ENDED OCTOBER 31,    (COMMENCEMENT OF
                                                    APRIL 30, 1999    -------------------------------------   OPERATIONS) THROUGH
                                                     (UNAUDITED)       1998      1997      1996      1995      OCTOBER 31, 1994
                                                   ----------------   -------   -------   -------   -------   -------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $          6.25    $  9.78   $ 10.18   $  9.65   $ 12.43   $            10.00
                                                   ----------------   -------   -------   -------   -------   -------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                         0.04       0.12+     0.08      0.08      0.05                 0.02
Net Realized and Unrealized Gain (Loss) on
  Investment                                                  1.56      (3.57)+   (0.42)     0.53     (2.66)                2.41
                                                   ----------------   -------   -------   -------   -------   -------------------
Total from Investment Operations                              1.60      (3.45)    (0.34)     0.61     (2.61)                2.43
                                                   ----------------   -------   -------   -------   -------   -------------------
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                        (0.43)     (0.08)    (0.06)    (0.08)    (0.03)                  --
Net Realized Gain                                               --         --        --        --     (0.14)                  --
                                                   ----------------   -------   -------   -------   -------   -------------------
Total Distributions to Shareholders                          (0.43)     (0.08)    (0.06)    (0.08)    (0.17)                  --
                                                   ----------------   -------   -------   -------   -------   -------------------
NET ASSET VALUE, END OF PERIOD                     $          7.42    $  6.25   $  9.78   $ 10.18   $  9.65   $            12.43
                                                   ----------------   -------   -------   -------   -------   -------------------
                                                   ----------------   -------   -------   -------   -------   -------------------
RATIOS AND SUPPLEMENTAL DATA
Total Return                                                 27.50%(a)  (35.54)%   (3.34)%    6.31%  (21.15)%              24.30%(a)
Net Assets, End of Period (in thousands)           $        34,519    $23,387   $45,444   $59,107   $49,295   $           53,431
Ratios to Average Net Assets
  Expenses                                                    1.75%(b)    1.76%    1.65%     1.69%     1.80%                1.84%(b)
  Net Investment Income                                       0.46%(b)    1.24%    0.62%     0.68%     0.55%                0.25%(b)
  Expenses without Reimbursement                              1.91%(b)    1.82%    1.65%     1.69%     1.80%                1.96%(b)

------------------------
(a) Not annualized.

(b) Annualized.

+  Based on amounts prior to Statement of Position 93-2 adjustments.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN EMERGING MARKETS EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
APRIL 30, 1999
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

J.P. Morgan Emerging Markets Equity Fund (the "fund") is a separate series of the J.P. Morgan Funds, a Massachusetts business trust (the "trust") which was organized on November 4, 1992. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund commenced operations on November 15, 1993. Prior to January 1, 1998, the trust's and the fund's names were The JPM Pierpont Funds and The JPM Pierpont Emerging Markets Equity Fund, respectively.

The fund invests all of its investable assets in The Emerging Markets Equity Portfolio (the "portfolio"), a diversified open-end management investment company having the same investment objective as the fund. The value of such investment included in the Statement of Assets and Liabilities reflects the fund's proportionate interest in the net assets of the portfolio (approximately 18% at April 30, 1999). The performance of the fund is directly affected by the performance of the portfolio. The financial statements of the portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the fund:

   a) Valuation of securities by the portfolio is discussed in Note 1 of the portfolio's Notes to Financial Statements which are included elsewhere in this report.

   b) The fund records its share of net investment income, realized and unrealized gain and loss and adjusts its investment in the portfolio each day. All the net investment income and realized and unrealized gain and loss of the portfolio is allocated pro rata among the fund and other investors in the portfolio at the time of such determination.

   c) Distributions to shareholders of net investment income and net realized capital gain, if any, are declared and paid annually.

   d) The fund incurred organization expenses in the amount of $43,837. Morgan Guaranty Trust Company of New York ("Morgan"), a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), has paid the organization expenses of the fund. The fund has agreed to reimburse Morgan for these costs which are being deferred and amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the fund.

   e) The fund is treated as a separate entity for federal income tax purposes and intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

   f) Expenses incurred by the trust with respect to any two or more funds in the trust are allocated in proportion to the net assets of each fund in the trust, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

J.P. MORGAN EMERGING MARKETS EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1999
--------------------------------------------------------------------------------

2. TRANSACTIONS WITH AFFILIATES

   a) The trust, on behalf of the fund, has retained Funds Distributor, Inc.("FDI"), a registered broker-dealer, to serve as co-administrator and distributor for the fund. Under a Co-Administration Agreement between FDI and the trust, on behalf of the fund, FDI provides administrative services necessary for the operations of the fund, furnishes office space and facilities required for conducting the business of the fund and pays the compensation of the fund's officers affiliated with FDI. The fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the fund is based on the ratio of the fund's net assets to the aggregate net assets of the trust and certain other investment companies subject to similar agreements with FDI. For the six months ended April 30, 1999, the fee for these services amounted to $203.

   b) The trust, on behalf of the fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for certain aspects of the administration and operation of the fund. Under the Services Agreement, the fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and the other portfolios (the "master portfolios") in which the trust and the J.P. Morgan Institutional Funds (formerly The JPM Institutional Funds) invest and J.P. Morgan Series Trust (formerly JPM Series Trust) in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the fund is determined by the proportionate share that its net assets bear to the net assets of the trust, the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the six months ended April 30, 1999, the fee for these services amounted to $3,425.

      In addition, Morgan has agreed to reimburse the fund to the extent necessary to maintain the total operating expenses of the fund, including the expenses allocated to the fund from the portfolio, at no more than 1.75% of the average daily net assets of the fund until further notice. For the six months ended April 30, 1999, Morgan has agreed to reimburse the fund $20,758 for expenses under this agreement.

   c) The trust, on behalf of the fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal and account maintenance service to fund shareholders. The agreement provides for the fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.25% of the average daily net assets of the fund. For the six months ended April 30, 1999, the fee for these services amounted to $32,403.

      Morgan, Charles Schwab & Co. ("Schwab") and the trust are parties to separate services and operating agreements (the "Schwab Agreements") whereby Schwab makes fund shares available to customers of investment advisors and other financial intermediaries who are Schwab's clients. The fund is not responsible for payments to Schwab under the Schwab Agreements; however, in the event the services agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between the trust and Morgan is terminated, the fund would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

J.P. MORGAN EMERGING MARKETS EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1999
--------------------------------------------------------------------------------

   d) The trust, on behalf of the fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the trust's affairs. The trustees of the trust represent all the existing shareholders of Group. The fund's allocated portion of Group's costs in performing its services amounted to $271 for the six months ended April 30, 1999.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J.P. Morgan Institutional Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the fund's allocated portion of the total fees and expenses. The trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $100.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the fund were as follows:

                                                   FOR THE SIX
                                                   MONTHS ENDED
                                                    APRIL 30,      FOR THE FISCAL
                                                       1999          YEAR ENDED
                                                   (UNAUDITED)    OCTOBER 31, 1998
                                                   ------------   ----------------
Shares sold......................................    3,902,086          6,067,756
Reinvestment of dividends and distributions......      232,336             29,724
Shares redeemed..................................   (3,225,601)        (7,002,643)
                                                   ------------   ----------------
Net Increase (Decrease)..........................      908,821           (905,163)
                                                   ------------   ----------------
                                                   ------------   ----------------

4. CREDIT AGREEMENT

The trust, on behalf of the fund, together with other affiliated investment companies (the "funds"), entered into a revolving line of credit agreement (the "Agreement") on May 27, 1998, with unaffiliated lenders. The maximum borrowing under the Agreement was $150,000,000. The Agreement expired on May 26, 1999, however, the fund as party to the Agreement has extended the Agreement and continues its participation therein for an additional 364 days until May 23, 2000. The purpose of the Agreement is to provide another alternative for settling large fund shareholder redemptions. Interest on any such borrowings outstanding will approximate market rates. Prior to May 26, 1999 the funds pay a commitment fee at an annual rate of 0.065% on the unused portion of the committed amount; under the current Agreement, the commitment fee has increased to an annual rate of 0.085% on the unused portion of the committed amount. This is allocable to the funds in accordance with procedures established by their respective trustees or directors. There were no outstanding borrowings pursuant to the Agreement at April 30, 1999.

The Emerging Markets Equity Portfolio
Semi-Annual Report April 30, 1999

(The following pages should be read in conjunction with the J.P. Morgan Emerging Markets Equity Fund
Semi-Annual Financial Statements)

THE EMERGING MARKETS EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED)
APRIL 30, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
COMMON STOCK (80.3%)
ARGENTINA (4.0%)
Banco de Galicia y Buenos Aires SA (ADR)
  (Banking)......................................         61,590   $   1,422,344
Banco Frances del Rio de la Plata SA (ADR)
  (Banking)......................................          1,907          49,105
Perez Companc SA (Spon. ADR) (Oil-Services)......        140,802       1,513,621
Telefonica de Argentina SA (Spon. ADR)
  (Telecommunications)...........................         44,600       1,666,925
YPF Sociedad Anonima (Spon. ADR)
  (Oil-Production)...............................         68,990       2,897,580
                                                                   -------------
                                                                       7,549,575
                                                                   -------------

BRAZIL (2.4%)
Bompreco Supermercados do Norde SA (GDR) (144A)
  (Food, Beverages & Tobacco)....................         67,399         539,192
Ceval Alimentos SA (Food, Beverages & Tobacco)...            731               0
Companhia Energetica de Minas Gerais SA (Spon.
  ADR Represents Non-Voting Shares)
  (Telecommunications)...........................         62,700       1,529,881
Makro Atacadista SA (Spon. GDS) (144A)
  (Retail)+......................................        148,500       1,039,500
Perdigao SA (Food, Beverages & Tobacco)..........     18,314,895          19,320
Santista Alimentos SA (Food, Beverages &
  Tobacco).......................................        130,387          37,726
Souza Cruz SA (Food, Beverages & Tobacco)........        199,600       1,335,507
                                                                   -------------
                                                                       4,501,126
                                                                   -------------

CHILE (4.4%)
Administradora de Fondos de Pensiones Provida SA
  (ADR) (Banking)................................         61,400       1,235,675
Banco Santander Chile SA (ADS) (Banking).........         49,900         860,775

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
CHILE (CONTINUED)

Compania de Telecomunicaciones de Chile SA (Spon.
  ADR) (Telecommunication Services)..............         99,072   $   2,619,216
Embotelladora Andina SA (ADR) (Food, Beverages &
  Tobacco).......................................         37,000         668,312
Empresa Nacional de Electricidad SA (Spon. ADR)
  (Utilities)....................................         62,900         880,600
Enersis SA (ADR) (Utilities).....................         38,088         730,813
Madeco SA (Spon. ADR) (Construction & Housing)...         53,200         492,100
Sociedad Quimica y Minera de Chile SA, Class A
  (ADR) (Chemicals)..............................          1,261          43,504
Sociedad Quimica y Minera de Chile SA, Class B
  (ADR) (Chemicals)..............................         21,823         804,723
                                                                   -------------
                                                                       8,335,718
                                                                   -------------

CHINA (0.3%)
Beijing North Star Co. Ltd., Series H (Real
  Estate)........................................      3,020,300         413,088
Zhenhai Refining & Chemical Co. Ltd. Series H
  (Chemicals)....................................        976,200         214,129
                                                                   -------------
                                                                         627,217
                                                                   -------------

COLOMBIA (0.1%)
Cementos Diamante SA (ADR) (Building
  Materials).....................................         84,700          84,700
Corporacion Financiera Del Valle SA (ADR) (144A)
  (Banking)......................................          9,407          12,982
                                                                   -------------
                                                                          97,682
                                                                   -------------

CROATIA (0.3%)
Pliva D.D. (GDR) (144A) (Pharmaceuticals)........         31,660         501,811
                                                                   -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
CZECH REPUBLIC (1.5%)
Central European Media Enterprises Ltd., Class A
  (Entertainment, Leisure & Media)+..............         45,900   $     371,503
Ceske Energeticke Zavody AS (Electric)...........        309,200         436,718
SPT Telecom AS (Telecommunication Services)......        137,900       2,003,211
                                                                   -------------
                                                                       2,811,432
                                                                   -------------

EGYPT (0.1%)
Paints & Chemicals Industry Co. (GDR)
  (Chemicals)....................................         34,600         239,605
                                                                   -------------

ESTONIA (0.4%)
Estonian Telecom Ltd. (GDR) (144A) (Holding
  Companies).....................................         33,200         702,180
                                                                   -------------

GHANA (0.5%)
Pioneer Tobacco Co. (Food, Beverages &
  Tobacco)+......................................        182,479          29,903
Social Security Bank Ltd. (Banking)+.............      1,464,303       1,001,827
                                                                   -------------
                                                                       1,031,730
                                                                   -------------

GREECE (1.9%)
Hellenic Telecommunication Organization SA (OTE)
  (Telecommunications)...........................         40,201         935,088
National Bank of Greece SA (Banking).............         17,078       1,166,996
Silver & Baryte Ores Mining (Metals & Mining)....         29,701         924,199
Titan Cement Co. SA (Building Materials).........          7,160         554,370
                                                                   -------------
                                                                       3,580,653
                                                                   -------------

HUNGARY (1.2%)
Borsodchem RT (Chemicals)+.......................          3,600          84,293
Matav RT (Telecommunications)....................        148,585         828,952
MOL Magyar Olaj-es Gazipari RT
  (Oil-Production)...............................         37,700         840,512
              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
HUNGARY (CONTINUED)
OTP Bank RT (Banking)............................         12,100   $     510,127
Pannonplast Rt. (Chemicals)......................          1,093          20,788
                                                                   -------------
                                                                       2,284,672
                                                                   -------------

INDIA (3.5%)
ITC Ltd. (Food, Beverages & Tobacco).............         58,900       1,287,358
Larsen & Toubro Ltd. (GDR) (Diversified
  Manufacturing).................................        185,300       1,714,025
Reliance Industries (GDR) (Diversified
  Manufacturing).................................        182,900       1,371,750
SIEL Ltd. (GDR)
  (Multi - Industry)+............................         19,400          12,125
SIEL Ltd. (GDR) (144A)
  (Multi - Industry)+............................         21,300          13,312
State Bank of India (GDR) (Banking)+.............        103,600         922,040
Tata Engineering & Locomotive Company Ltd. (Spon.
  GDR) (Automotive)..............................        194,200         636,005
Wockhardt Ltd. (GDR) (Pharmaceuticals)...........        117,300         703,800
                                                                   -------------
                                                                       6,660,415
                                                                   -------------

INDONESIA (1.2%)
P.T. Goodyear Indonesia (Capital Goods)..........         13,000           3,698
P.T. International Nickel Indonesia (Metals &
  Mining)........................................      1,467,200       1,043,494
P.T. Multi Bintang Indonesia (Food, Beverages &
  Tobacco).......................................         82,500         235,721
P.T. Unilever Indonesia (Food, Beverages &
  Tobacco).......................................            105             318
PT Telekomunikasi Indonesia (Spon. ADR)
  (Telecommunications)...........................        112,600         985,250
                                                                   -------------
                                                                       2,268,481
                                                                   -------------

ISRAEL (3.7%)
Bank Hapoalim Ltd. (Banking).....................        371,600         887,880
Bank Leumi Le-Israel (Banking)...................        552,900         947,231
Bezeq Israeli Telecommunication Corp. Ltd.
  (Telephone)....................................        294,200       1,144,675
Israel Chemicals Ltd. (Chemicals)................        702,500         843,483

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
ISRAEL (CONTINUED)
Koor Industries Ltd. (Spon. ADR) (Multi -
  Industry)......................................         62,100   $   1,335,150
Supersol Ltd. (Food, Beverages & Tobacco)........        239,800         649,129
Teva Pharmaceutical Industries Ltd. (ADR)
  (Pharmaceuticals)..............................         27,200       1,243,550
                                                                   -------------
                                                                       7,051,098
                                                                   -------------

MALAYSIA (1.0%)
Commerce Asset-Holding Berhad (Banking)(f).......          8,000          10,021
Gamuda Berhad (Construction & Housing)(f)........         24,000          29,306
Genting Berhad (Holding Companies)(f)............          3,000           7,579
Golden Hope Plantations Berhad (Metals &
  Mining)(f).....................................      1,216,166         834,693
IJM Corporation Berhad (Building Materials)(f)...         22,000          11,764
Industrial Oxygen, Inc. Berhad
  (Agriculture)(f)...............................         65,000          32,980
Lion Corp. Berhad
  (Multi - Industry)(f)..........................        458,600         115,859
London & Pacific Insurance Co. Berhad
  (Insurance)(f).................................         10,800           8,322
Malakoff Berhad (Agriculture)(f).................        137,000         258,143
Malayan Banking Berhad (Banking)(f)..............          3,000           6,379
Malaysian Tobacco Co. Berhad (Food, Beverages &
  Tobacco)(f)....................................          7,000           5,335
Nestle Berhad (Food, Beverages & Tobacco)(f).....        149,000         473,674
Telekom Malaysia Berhad
  (Telecommunications)(f)........................          3,000           7,074
                                                                   -------------
                                                                       1,801,129
                                                                   -------------

MEXICO (12.3%)
ALFA SA de CV
  (Multi - Industry).............................        224,000         890,934
Cemex SA de CV, B Shares (Building Materials)....        388,975       1,806,007
Empaques Ponderosa SA de CV, Series B (Forest
  Products & Paper)+.............................        875,000         698,884
              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
MEXICO (CONTINUED)
Empresas ICA Sociedad Controladora SA de CV
  (Spon. ADR) (Construction & Housing)...........         95,112   $     624,172
Fomento Economico Mexicano SA de CV (Spon. ADR)
  (Food, Beverages & Tobacco)....................         24,600         894,825
Grupo Carso SA de CV, Class A (Multi -
  Industry)......................................        203,400         980,706
Grupo Casa Autrey SA de CV (Spon. ADR) (Food,
  Beverages & Tobacco)...........................         89,500         559,375
Grupo Financiero Banamex Accival SA de CV, Class
  L (Banking)+...................................          6,960          16,534
Grupo Financiero Banamex Accival SA de CV, Class
  B (Financial Services).........................        683,000       1,740,813
Grupo Financiero Bancomer, SA de CV, Class B
  (Financial Services)...........................      3,635,700       1,263,088
Grupo Financiero Probursa SA de CV, Class B
  (Financial Services)...........................            231              29
Grupo Gigante SA DW CV, Class B (Food, Beverages
  & Tobacco).....................................      2,480,000         899,160
Grupo Iusacell SA (ADR) (Telecommunications)+....         97,500       1,096,875
Grupo Radio Centro SA de CV (Spon. ADR)
  (Broadcasting & Publishing)....................         79,500         496,875
Grupo Televisa SA (Spon. GDR)
  (Telecommunications)+..........................         54,100       2,218,100
Panamerican Beverages, Inc. (ADR) (Food,
  Beverages & Tobacco)...........................         28,300         627,906
Savia SA de CV (Agriculture).....................         33,500         772,594
Telefonos de Mexico SA de CV, Class L (Spon. ADR)
  (Telecommunications)...........................         85,320       6,462,990
Tubos de Acero de Mexico SA (Manufacturing)......         95,000       1,059,013
                                                                   -------------
                                                                      23,108,880
                                                                   -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
PAKISTAN (0.9%)
Hub Power Co. Ltd. (Spon. GDR) (Utilities).......         86,900   $     695,200
Pakistan State Oil Co. Ltd. (Oil-Production)+....        247,441         443,514
Pakistan Telecommunications Co. Ltd.
  (Telecommunication Services)...................         16,032         646,731
                                                                   -------------
                                                                       1,785,445
                                                                   -------------

PERU (2.3%)
Banco Latinoamericano de Exportaciones Ltd.
  (Banking)......................................         58,000       1,848,750
Cementos Norte Pacasmayo SA, Class T (Building
  Materials).....................................        516,428         583,276
Compania de Minas Buenaventura SA (Spon. ADR)
  (Metals & Mining)..............................         43,800         706,275
Creditcorp Ltd. (Financial Services).............         55,700         563,963
Telefonica del Peru SA (ADR) (Telecommunication
  Services)......................................         47,400         713,963
                                                                   -------------
                                                                       4,416,227
                                                                   -------------

PHILIPPINES (2.0%)
Ayala Corp. (Multi - Industry)...................      2,752,000         995,165
First Philippine Holdings Corp., Class B (Multi -
  Industry)......................................        774,840         703,032
Philippine Commercial International Bank
  (Banking)......................................        107,250         705,150
Philippine Long Distance Telephone Co. (ADR)
  (Telecommunications)...........................         39,604       1,277,229
                                                                   -------------
                                                                       3,680,576
                                                                   -------------

POLAND (3.1%)
Bank Slaski SA (Banking).........................          4,630         209,717
Elektrim Spolka Akcyjna SA (Electrical
  Equipment).....................................        177,384       2,109,705
KGHM Polska Miedz SA (Metals & Mining)...........        111,510         694,139
Telekomunikacja Polska SA (GDR) (144A)
  (Telecommunication Services)...................        352,100       2,191,823
Wielkopolski Bank Kredytowy SA (Banking).........         33,418         182,655
              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
POLAND (CONTINUED)
Wielkopolski Bank Kredytowy SA (Banking).........         35,500   $     194,021
Zyweic SA (Food, Beverages & Tobacco)............          2,809         292,852
                                                                   -------------
                                                                       5,874,912
                                                                   -------------

RUSSIA (0.6%)
Surgutneftegaz (Spon. ADR) (Oil-Production)......        131,200       1,023,360
Vimpel-Communications (Spon. ADR)
  (Telecommunication Services)+..................          1,900          31,350
                                                                   -------------
                                                                       1,054,710
                                                                   -------------

SLOVAKIA (0.3%)
Slovakofarma AS (Pharmaceuticals)................         12,700         526,857
                                                                   -------------

SOUTH AFRICA (11.2%)
Anglo-American Corp. of South Africa Ltd. (Multi
  - Industry)....................................         17,800         912,695
AngloGold Ltd. (Metals & Mining).................         30,100       1,420,104
Billiton PLC (Metals & Mining)...................        587,400       1,987,079
BOE Ltd. (Financial Services)....................      2,126,900       2,107,966
De Beers Consolidated Mines Ltd. (Centenary
  Linked Units) (Metals & Mining)................         77,000       1,917,324
Edgars Stores Ltd. (Retail)......................        109,525         557,104
Highveld Steel & Vanadium Corp. Ltd. (Metals &
  Mining)........................................        321,803         975,266
Iscor Ltd. (Metals & Mining).....................      6,672,100       2,164,158
Liberty Life Association of Africa Ltd.
  (Insurance)....................................        126,911       1,829,545
Sanlam Ltd. (Financial Services).................      1,225,500       1,204,553
Sappi Ltd. (Forest Products & Paper)+............        155,000       1,115,968
Sasol Ltd. (Oil-Production)......................        172,100       1,181,289
South African Breweries PLC (Food, Beverages &
  Tobacco).......................................        163,564       1,353,132
Standard Bank Investment Corp. Ltd. (Banking)....        285,100         864,033
Wooltru Ltd. (Metals & Mining)...................        750,030       1,443,703
                                                                   -------------
                                                                      21,033,919
                                                                   -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
SOUTH KOREA (8.7%)
Daehan City Gas Co. (Gas-Pipelines)..............         42,500   $   1,582,401
Daewoo Heavy Industries (Transport & Services)...         12,574          55,545
Hansol Paper Co. Ltd. (GDS) (Forest Products &
  Paper).........................................          3,038          25,576
Hanwha Chemical Corp. (Chemicals)+...............        249,071       2,041,251
Housing & Commercial Bank, Korea (GDR)
  (Banking)......................................         80,155       1,945,763
Korea Electric Power Corp. (Electric)............        114,096       3,283,301
Korea Mobile Telecommunications
  (Telecommunications)...........................          1,400       1,465,127
Medison Company Ltd. (Holding Companies).........        162,797       1,821,849
Samsung Corp. (GDR) (144A) (Electronics)+........          3,048          21,427
Samsung Electronics Co. Ltd. (GDR)(144A)
  (Electronics)+.................................          9,824         436,186
Samsung Fire & Marine Insurance (Insurance)......          4,307       1,993,204
SK Telecom Co. Ltd. (Telecommunication
  Services)(f)...................................        126,000       1,748,250
                                                                   -------------
                                                                      16,419,880
                                                                   -------------
TAIWAN (4.4%)
Asia Cement Corp. (Building Materials)...........        743,600         695,867
Asia Cement Corp. (GDS) (Building Materials).....         53,008         490,324
China Steel Corp. (Spon. ADR) (Metals &
  Mining)........................................         39,816         630,088
China Steel Corp. (Spon. GDR) (Metals &
  Mining)........................................        741,000         589,192
Evergreen Marine Corp. (Spon. GDR) (Transport &
  Services)......................................        119,806       1,785,109
President Enterprises Corp. (GDR) (144A) (Food,
  Beverages & Tobacco)+..........................         97,738         904,077
Siliconware Precision Industries Co. (GDR)
  (Semiconductors)+..............................         79,768         887,419
              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
TAIWAN (CONTINUED)
Taiwan Semiconductor Manufacturing Co. Ltd.
  (Spon. ADR) (Semiconductors)...................         27,231   $     653,544
Taiwan Semiconductor Manufacturing Co.
  (Semiconductors)...............................        270,000         912,413
Yang Ming Marine Transport (Transportation)......      1,118,860         793,833
                                                                   -------------
                                                                       8,341,866
                                                                   -------------

THAILAND (3.0%)
Banpu Public Co. Ltd. (Metals & Mining)..........        279,400         459,219
Cogeneration Public Co. Ltd. (Electric)..........        853,400         649,583
Dhana Siam Finance and Securities Public Co. Ltd.
  (Financial Services)(f)+.......................            136               0
PTT Exploration & Production Public Co. Ltd.
  (Oil-Production)...............................         77,000         709,545
Shinawatra Computer Public Co. Ltd. (Computer
  Systems).......................................        328,000       1,184,246
Siam Cement Public Co. Ltd. (Building
  Materials)+....................................         87,000       2,569,172
                                                                   -------------
                                                                       5,571,765
                                                                   -------------

TURKEY (2.5%)
Aksa Akrilik Kimya Sanayii AS (Textiles).........      2,693,000          60,522
Eregli Demir Ve Celik Fabrikalari AS (Metals &
  Mining)........................................     51,559,000         948,047
Ford Otomotive Sanayii AS (Automotive)+..........      1,583,000         677,156
Migros Turk AS (Food, Beverages & Tobacco).......        427,000         588,863
Petrol Ofisi AS (Gas-Pipelines)..................        599,500         183,723
Tupras-Turkiye Petrol Rafinerileri AS (Oil-
  Production)....................................      3,343,000         260,393
Turkiye Is Bankasi (Banking).....................     21,593,125       1,061,547
Yapi ve Kredi Bankasi AS (Banking)...............     42,609,821       1,022,894
                                                                   -------------
                                                                       4,803,145
                                                                   -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
VENEZUELA (2.5%)
C.A. La Electricidad de Caracas (Electric).......      2,465,724   $   1,025,246
Ceramica Carabobo CA, Class A (Spon. ADR)
  (Building Materials)...........................         85,176          34,070
Ceramica Carabobo CA, Class B (Spon. ADR)
  (Building Materials)...........................         21,266           8,506
Compania Anonima Nacional Telefonos de Venezuela
  (ADR) (Telecommunication Services).............         97,400       2,678,500
Corimon CA (Chemicals)+..........................            675               4
International Briquettes Holding, Inc. (Metals &
  Mining)........................................         36,166         153,706
Mavesa SA (Spon. ADR) (Food, Beverages &
  Tobacco).......................................        257,230         771,690
                                                                   -------------
                                                                       4,671,722
                                                                   -------------

ZIMBABWE (0.0%)
Trans Zambesi Industries Ltd. (Holding
  Companies)+....................................          4,100             287
                                                                   -------------
  TOTAL COMMON STOCK
   (COST $153,342,054)...........................                    151,334,715
                                                                   -------------
PREFERRED STOCK (8.7%)
BRAZIL (5.6%)
Centrais Electricas Brasileiras SA (Holding
  Companies).....................................     77,022,000       1,648,185
Compania Paranaense de Energia-Copel
  (Utilities)....................................    162,576,000       1,307,299
Copene Petroquimica do Nordeste SA (Chemicals)...      4,167,000         703,306
Embratel Participacoes SA (ADR)
  (Telecommunication Services)...................         72,117       1,171,901
Tele Norte Leste Participacoes SA (ADR)
  (Telecommunication Services)...................         99,878       1,691,684
              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
BRAZIL (CONTINUED)
Usinas Siderurgicas de Minas Gerais SA (Spon.
  ADR) (Metals & Mining).........................        613,800   $   1,767,744
Votorantim Celulose e Papel SA (ADR) (Forest
  Products & Paper)..............................        189,250       2,223,687
                                                                   -------------
                                                                      10,513,806
                                                                   -------------

COLOMBIA (0.9%)
Banco Ganadero SA (ADR) (Banking)................         38,600         366,700
Bancolombia SA (Spon. ADR) (Banking).............        204,000       1,377,000
                                                                   -------------
                                                                       1,743,700
                                                                   -------------

GREECE (0.0%)
Delta Dairy SA (Food, Beverages & Tobacco).......            697           9,070
                                                                   -------------

SOUTH KOREA (2.2%)
Samsung Co. Ltd. (GDR) (144A) (Electronics)......          3,199          10,909
Samsung Co. Ltd. (GDR) (144A) (Electronics)......        179,403       4,058,993
                                                                   -------------
                                                                       4,069,902
                                                                   -------------
  TOTAL PREFERRED STOCK (COST $20,293,713).......                     16,336,478
                                                                   -------------

RIGHTS (0.0%)
GREECE (0.0%)
National Bank of Greece SA
  (Banking) (COST $20,159).......................         17,078          49,724
                                                                   -------------
                                                     PRINCIPAL
                                                      AMOUNT
                                                   -------------
CONVERTIBLE BONDS (0.1%)
POLAND (0.1%)
Elektrim Spolka Akcyjna SA (144A), 2.00% due
  05/30/04 (Electronics) (COST $103,841).........        158,000         103,841
                                                                   -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                     UNITS           VALUE
-------------------------------------------------  -------------   -------------
PARTNERSHIPS (1.2%)
RUSSIA (1.2%)
New Century Holdings Ltd. (Partnership III; Group
  B)(f)+.........................................            800   $     139,200
New Century Holdings Ltd. (Partnership IV; Group
  I)(f)+.........................................            900         243,000
New Century Holdings Ltd. (Partnership V; Group
  I)(f)+.........................................          1,600         403,200
New Century Holdings Ltd. (Partnership X)(f)+....          2,617       1,057,530
New Century Holdings Ltd. (Partnership XIV;
  Group I)(f)+...................................          2,500         378,000
                                                                   -------------
                                                                       2,220,930
                                                                   -------------
  TOTAL PARTNERSHIPS (COST $7,240,200)...........                      2,220,930
                                                                   -------------
PRIVATE PLACEMENTS (1.8%)
INDIA (1.8%)
Aptech Ltd. Series B Participatory Notes,
  04/16/02 (Computer Software)...................        103,400       1,993,655
Hindalco Industries Ltd. Participatory Notes,
  03/31/02 (Metals & Mining).....................         50,000         716,000
Mahanagar Telephone Nigam Ltd. Participatory
  Notes, 04/19/02 (Telecommunication Services)...        203,000         739,123
                                                                   -------------
                                                                       3,448,778
                                                                   -------------
  TOTAL PRIVATE PLACEMENTS
   (COST $3,848,980).............................                      3,448,778
                                                                   -------------
                                                     PRINCIPAL
              SECURITY DESCRIPTION                    AMOUNT           VALUE
-------------------------------------------------  -------------   -------------
SHORT-TERM INVESTMENTS (8.6%)
REPURCHASE AGREEMENT (8.6%)
State Street Bank and Trust Co., 4.00% due
  05/03/99, dated 04/30/99, proceeds $16,283,246
  (collateralized by US Treasury Bond, 7.50% due
  11/15/16, valued at $16,609,050) (Banking)
  (COST $16,278,000).............................  $  16,278,000   $  16,278,000
                                                                   -------------

TOTAL INVESTMENTS (COST $201,126,947) (100.7%)..................     189,772,466
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.7%)...................      (1,281,164)
                                                                   -------------
NET ASSETS (100.0%).............................................   $ 188,491,302
                                                                   -------------
                                                                   -------------

------------------------------
Note: Based on the cost of investments of $202,415,758 for federal income tax purposes at April 30, 1999 the aggregate gross unrealized appreciation and depreciation was $26,070,729 and $38,714,021, respectively, resulting in net unrealized depreciation of $12,643,292.

+ - Non-income producing security.

ADR - American Depositary Receipt.

ADS - American Depositary Shares.

GDR - Global Depositary Receipt.

GDS - Global Depositary Shares.

Spon. ADR - Sponsored ADR.

Spon. GDR - Sponsored GDR.

Spon. GDS - Sponsored GDS.

USD - United States Dollar.

144A - Securities restricted for resale to Qualified Institutional Buyers.

(f) - Fair valued security. Approximately 3.0% of the market value of the securities have been valued at fair value. (See Note 1a).

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1999
--------------------------------------------------------------------------------

INDUSTRY DIVERSIFICATION

                                                       PERCENT OF
                                                    TOTAL INVESTMENTS
                                                    -----------------
Banking...........................................        18.5%
Metals & Mining...................................        10.2%
Telecommunications................................         9.2%
Telecommunications - Services.....................         8.6%
Food, Beverages & Tobacco.........................         6.4%
Oil - Production..................................         3.9%
Building Materials................................         3.6%
Financial Services................................         3.6%
Multi - Industry..................................         3.2%
Electric..........................................         2.9%
Chemicals.........................................         2.6%
Electronics.......................................         2.4%
Holding Companies.................................         2.2%
Forest Products & Paper...........................         2.1%
Insurance.........................................         2.0%
Utilities.........................................         1.9%
Computers - Systems...............................         1.7%
Pharmaceuticals...................................         1.6%
Diversified Manufacturing.........................         1.6%
Transport & Services..............................         1.4%
Broadcasting & Publishing.........................         1.4%
Semiconductors....................................         1.3%
Partnerships......................................         1.2%
Electrical Equipment..............................         1.1%
Gas - Pipelines...................................         0.9%
Retail............................................         0.8%
Oil - Services....................................         0.8%
Automotive........................................         0.7%
Agriculture.......................................         0.6%
Manufacturing.....................................         0.6%
Construction & Housing............................         0.6%
Real Estate.......................................         0.2%
Entertainment, Leisure & Media....................         0.2%
Capital Goods.....................................         0.0%
Airlines..........................................         0.0%
                                                    -----------------
                                                         100.0%
                                                    -----------------
                                                    -----------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
APRIL 30, 1999
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $201,126,947)           $189,772,466
Cash                                                        629
Foreign Currency at Value (Cost $1,276,640)           1,267,230
Receivable for Investments Sold                         710,280
Dividends Receivable                                    549,748
Prepaid Trustees' Fees                                    5,792
Interest Receivable                                       2,471
Prepaid Expenses and Other Assets                         1,912
                                                   ------------
    Total Assets                                    192,310,528
                                                   ------------
LIABILITIES
Payable for Investments Purchased                     3,363,713
Custody Fee Payable                                     142,292
Advisory Fee Payable                                    133,895
Administrative Services Fee Payable                       3,449
Fund Services Fee Payable                                    62
Accrued Foreign Capital Gains Taxes                     141,644
Accrued Expenses                                         34,171
                                                   ------------
    Total Liabilities                                 3,819,226
                                                   ------------
NET ASSETS
Applicable to Investors' Beneficial Interests      $188,491,302
                                                   ------------
                                                   ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS EQUITY PORTFOLIO
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED APRIL 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividend Income (Net of Withholding Tax of
  $197,203)                                                      $ 1,539,866
Interest Income                                                       58,388
                                                                 -----------
    Investment Income                                              1,598,254
EXPENSES
Advisory Fee                                       $   714,875
Custodian Fees and Expenses                            170,437
Professional Fees and Expenses                          25,311
Administrative Services Fee                             18,897
Fund Services Fee                                        1,490
Administration Fee                                         965
Trustees' Fees and Expenses                                753
Amortization of Organization Expense                        62
Miscellaneous                                            4,538
                                                   -----------
    Total Expenses                                                   937,328
                                                                 -----------
NET INVESTMENT INCOME                                                660,926
NET REALIZED LOSS ON
  Investment Transactions                          (30,317,762)
  Foreign Currency and Transactions                   (325,971)
                                                   -----------
    Net Realized Loss                                            (30,643,733)
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF
  Investments                                       67,545,614
  Foreign Currency Contracts and Translations          (33,788)
                                                   -----------
    Net Change in Unrealized Appreciation                         67,511,826
                                                                 -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                     $37,529,019
                                                                 -----------
                                                                 -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                   FOR THE SIX
                                                   MONTHS ENDED
                                                    APRIL 30,      FOR THE FISCAL
                                                       1999          YEAR ENDED
                                                   (UNAUDITED)    OCTOBER 31, 1998
                                                   ------------   ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $    660,926   $     4,717,244
Net Realized Loss on Investments and Foreign
  Currency Contracts and Transactions               (30,643,733)     (186,695,773)
Net Change in Unrealized Appreciation of
  Investments and Foreign Currency Contracts and
  Translations                                       67,511,826        24,461,955
                                                   ------------   ----------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                      37,529,019      (157,516,574)
                                                   ------------   ----------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions                                       102,650,727       292,356,504
Withdrawals                                         (96,902,064)     (786,290,579)
                                                   ------------   ----------------
    Net Increase (Decrease) from Investors'
      Transactions                                    5,748,663      (493,934,075)
                                                   ------------   ----------------
    Total Increase (Decrease) in Net Assets          43,277,682      (651,450,649)
NET ASSETS
Beginning of Period                                 145,213,620       796,664,269
                                                   ------------   ----------------
End of Period                                      $188,491,302   $   145,213,620
                                                   ------------   ----------------
                                                   ------------   ----------------

--------------------------------------------------------------------------------
SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                                                                   FOR THE PERIOD
                                           FOR THE             FOR THE FISCAL YEAR ENDED         NOVEMBER 15, 1993
                                      SIX MONTHS ENDED                OCTOBER 31,                 (COMMENCEMENT OF
                                       APRIL 30, 1999      ---------------------------------    OPERATIONS) THROUGH
                                         (UNAUDITED)        1998     1997     1996     1995       OCTOBER 31, 1994
                                     -------------------   ------   ------   ------   ------   ----------------------
RATIOS TO AVERAGE NET ASSETS
  Expenses                                    1.31%(a)       1.30%    1.20%    1.23%    1.31%             1.36%(a)
  Net Investment Income                       0.92%(a)       1.32%    1.10%    1.14%    1.07%             0.66%(a)
Portfolio Turnover                              52%(b)         44%      55%      31%      41%               27%

------------------------
(a) Annualized.

(b) Not Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
APRIL 30, 1999
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Emerging Markets Equity Portfolio (the "portfolio") is registered under the Investment Company Act of 1940, as amended, (the "Act") as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on June 16, 1993. The portfolio commenced operations on November 15, 1993 and received a contribution of certain assets and liabilities, including securities, with a value of $223,722,513 on that date from the JPM Emerging Markets Equity Fund, Ltd. in exchange for a beneficial interest in the portfolio. The portfolio's investment objective is to provide a high total return from a portfolio of equity securities of companies in emerging markets. The Declaration of the Trust permits the Trustees to issue an unlimited number of beneficial interests in the portfolio.

Investments in emerging markets may involve certain considerations and risks not typically associated with investments in the United States. Future economic and political developments in emerging market countries could adversely affect the liquidity or value, or both, of such securities in which the portfolio is invested. The ability of the issuers of the debt securities held by the portfolio to meet their obligations may be affected by economic and political developments in a specific industry or region.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the portfolio:

   a) The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. The value of such security will be based either on the last sale price on a national securities exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the portfolio's trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All short term portfolio securities with a remaining maturity of less than 60 days are valued by the amortized cost method.

      Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days on which the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the portfolio's trustees.

      The portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the portfolio. It is the policy of the portfolio to value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal

THE EMERGING MARKETS EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1999
--------------------------------------------------------------------------------
      to the repurchase price plus the accrued interest. In the event of default of the obligation to repurchase, the portfolio has the right to liquidate the collateral and apply the proceeds in satisfication of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

   b) The books and records of the portfolio are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the prevailing exchange rates at the end of the period. Purchases, sales, income and expense are translated at the exchange rates prevailing on the respective dates of such transactions. Translation gains and losses resulting from changes in exchange rates during the reporting period and gains and losses realized upon settlement of foreign currency transactions are reported in the Statement of Operations. Although the net assets of the portfolio are presented at the exchange rates and market values prevailing at the end of the period, the portfolio does not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

   c) Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or as of the time that the relevant ex-dividend date and amount becomes known. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   d) The portfolio incurred organization expenses in the amount of $7,629. Morgan Guaranty Trust Company of New York ("Morgan"), a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), has agreed to pay organization expenses of the portfolio. The portfolio has agreed to reimburse Morgan for these costs which are being deferred and will be amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the portfolio.

   e) The portfolio may enter into forward and spot foreign currency contracts to protect securities and related receivables and payables against fluctuations in future foreign currency rates. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

      The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily at the current foreign exchange rates and the change in the market value is recorded by the portfolio as unrealized appreciation or depreciation of forward and spot foreign currency contract translations. At April 30, 1999, the portfolio had no open forward foreign currency contracts.

   f) The portfolio intends to be treated as a partnership for federal income tax purposes. As such, each investor in the portfolio will be taxed on its share of the portfolio's ordinary income and capital gains. It is intended that the portfolio's assets will be managed in such a way that an investor in the portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code. The portfolio may

THE EMERGING MARKETS EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1999
--------------------------------------------------------------------------------
      be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned. Taxes are accrued and applied to net investment income , net realized capital gains and net unrealized appreciation, as applicable, as the income and/or capital gains are earned.

2. TRANSACTIONS WITH AFFILIATES

   a) Prior to October 1, 1998, the portfolio had an Investment Advisory Agreement with Morgan. Under the terms of the agreement, the portfolio paid Morgan at an annual rate of 1.00% of the portfolio's average daily net assets. Effective October 1, 1998, the portfolio's Investment Advisor will be J.P. Morgan Investment Management, Inc. ("JPMIM"), an affiliate of Morgan and a wholly owned subsidiary of J.P. Morgan, and the terms of the agreement will remain the same. For the six months ended April 30, 1999, such fees amounted to $714,875.

   b) The portfolio has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and exclusive placement agent. Under a Co-Administration Agreement between FDI and the portfolio, FDI provides administrative services necessary for the operations of the portfolio, furnishes office space and facilities required for conducting the business of the portfolio and pays the compensation of the portfolio's officers affiliated with FDI. The portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the portfolio is based on the ratio of the portfolio's net assets to the aggregate net assets of the portfolio and certain other investment companies subject to similar agreements with FDI. For the six months ended April 30, 1999, the fee for these services amounted to $965.

   c) The portfolio has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for certain aspects of the administration and operation of the portfolio. Under the Services Agreement, the portfolio has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and certain other portfolios for which JPMIM acts as investment advisor (the "master portfolios") and J.P. Morgan Series Trust (formerly JPM Series Trust) in accordance with the following annual schedule: 0.09% on the first $7 billion of the aggregate average daily net assets and 0.04% of the aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the portfolio is determined by the proportionate share that its net assets bear to the net assets of the master portfolios, other investors in the master portfolios for which JPMIM provides similar services and J.P. Morgan Series Trust. For the six months ended April 30, 1999, the fee for these services amounted to $18,897.

   d) The portfolio has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the portfolio's affairs. The trustees of the portfolio represent all the existing shareholders of Group. The portfolio's allocated portion of Group's costs in performing its services amounted to $1,490 for the six months ended April 30, 1999.

THE EMERGING MARKETS EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1999
--------------------------------------------------------------------------------

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represent the portfolio's allocated portion of the total fees and expenses. The portfolio's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $300.

3. INVESTMENT TRANSACTIONS:

Investment transactions (excluding short-term investments) for the six months ended April 30, 1999 were as follows:

       COST OF         PROCEEDS
      PURCHASES       FROM SALES
     -----------     ------------
     $74,305,885     $ 81,456,152

4. RESTRICTED SECURITIES

                                                   SHARES   DATE ACQUIRED   U.S. $ COST
                                                   ------   -------------   -----------
New Century Holdings Ltd. Partnership III........     800        4/11/94    $   492,000
New Century Holdings Ltd. Partnership IV.........     900        6/16/94        900,000
New Century Holdings Ltd. Partnership V..........   1,600        11/9/94        731,200
New Century Holdings Ltd. Partnership X..........   2,617        1/21/97      2,617,000
New Century Holdings Ltd. Partnership XIV........   2,500        9/22/97      2,500,000

The securities shown above are restricted as to sale and have been valued at fair value in accordance with the procedures described in Note 1a. The value of these securities at April 30, 1999 is $2,220,930 representing 1.2% of the portfolio's net assets.

5. CREDIT AGREEMENT

The portfolio is party to a revolving line of credit agreement as discussed more fully in Note 4 of the fund's Notes to the Financial Statements which are included elsewhere in this report.

J.P. MORGAN FUNDS

   PRIME MONEY MARKET FUND

   FEDERAL MONEY MARKET FUND

   TAX EXEMPT MONEY MARKET FUND

   TAX AWARE ENHANCED INCOME FUND:

      SELECT SHARES

   SHORT TERM BOND FUND

   BOND FUND

   GLOBAL STRATEGIC INCOME FUND

   EMERGING MARKETS DEBT FUND

   TAX EXEMPT BOND FUND

   NEW YORK TAX EXEMPT BOND FUND

   CALIFORNIA BOND FUND: SELECT SHARES

   DIVERSIFIED FUND

   DISCIPLINED EQUITY FUND

   U.S. EQUITY FUND

   U.S. SMALL COMPANY FUND

   U.S. SMALL COMPANY OPPORTUNITIES FUND

   TAX AWARE U.S. EQUITY FUND: SELECT SHARES

   INTERNATIONAL EQUITY FUND

   EUROPEAN EQUITY FUND

   INTERNATIONAL OPPORTUNITIES FUND

   EMERGING MARKETS EQUITY FUND

   GLOBAL 50 FUND: SELECT SHARES

FOR MORE INFORMATION ON THE J.P. MORGAN FUNDS,
CALL J.P. MORGAN FUNDS SERVICES AT
(800) 521-5411.


IM0400-M

J.P. MORGAN
EMERGING MARKETS
EQUITY FUND




SEMIANNUAL REPORT
APRIL 30, 1999